Exhibit 10.1
Execution Version

SIXTH AMENDMENT

This Sixth Amendment (“Amendment”) dated as of October 12, 2017 (the “Sixth Amendment Effective Date”) is by and among Hi-Crush Partners LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and ZB, N.A. DBA Amegy Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and ZB, N.A. DBA Amegy Bank, as Administrative Agent, as issuing lender, and as swing line lender, are parties to the Amended and Restated Credit Agreement dated as of April 28, 2014, as amended by Consent, Waiver and First Amendment dated as of October 21, 2014, the Second Amendment dated as of November 5, 2015, the Third Amendment dated as of April 28, 2016, the Fourth Amendment dated as of August 31, 2016, and the Fifth Amendment dated as of March 3, 2017 (as amended, the “Credit Agreement”); and
WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
Section 1.Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement, as amended by this Amendment.
Section 2.    Amendments to the Credit Agreement.
(a)    Section 5.2 of the Credit Agreement is hereby amended by relettering clauses (u) (Permian Acquisition) and (u) (Whitehall Drop Down) as clauses (s) and (t), respectively.
(b)    Section 6.9 of the Credit Agreement is hereby amended by replacing clause (c) in its entirety as follows:

(c)    the Borrower may make (x) cash distributions to the holders of its Equity Interests and (y) repurchases of Equity Interests of the Borrower or payments in respect thereof, in each case, from “Operating Surplus” (as such term is defined in the Partnership Agreement) calculated on a cumulative basis from August 21, 2012 through the date of such distribution and after deducting therefrom all Covenant Cure Payments so long as (i) no Event of Default shall have occurred and be continuing, (ii) the Borrower and its Subsidiaries are in pro forma compliance with the financial covenants in Section 6.16 and 6.17 after giving effect to such payment and as of the most recent fiscal quarter end for which financial statements have been delivered to the Administrative Agent, and (iii) the aggregate amount for all Restricted Payments made pursuant to clause (y) above shall not to exceed $20,000,000; and
Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the Sixth Amendment Effective Date upon the satisfaction of the following conditions precedent:
(a)    Documentation. The Administrative Agent shall have received, each in form and substance satisfactory to the Administrative Agent, this Amendment duly executed by the Borrower, the Administrative Agent and the Majority Lenders, and the Acknowledgement and Reaffirmation attached hereto duly executed by each of the Guarantors.
(b)    Payment of Fees. On or prior to the Sixth Amendment Effective Date, the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement.
Section 4.    Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:
(a)    the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain true and correct in all material respects as of such earlier date; and
(b)    no Default or Event of Default has occurred and is continuing.
Section 5.    Effect of Amendment.
(a)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Lender, the Swing Line Lender or the Administrative Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

(b)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
(c)    This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(d)    Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section 6.    RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Sixth Amendment Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Credit Document, or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). The Borrower, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 6 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this Section 6. In entering into this Amendment, the Borrower has consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 6 shall survive the termination of this Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.

Section 7.    Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Section 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic means of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.
BORROWER:
HI-CRUSH PARTNERS LP

By: Hi-Crush GP LLC, its general partner

By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ADMINISTRATIVE AGENT/LENDERS:
ZB, N.A. DBA AMEGY BANK, in its capacity as Administrative Agent, Issuing Lender, Swing Line Lender, and a Lender
By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

BARCLAYS BANK PLC,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

IBERIABANK,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ORIGIN BANK (f/k/a Community Trust Bank), as a
Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) acknowledges receipt of a copy of the foregoing Sixth Amendment dated as of October 12, 2017 (the “Amendment”) among Hi-Crush Partners, a Delaware limited partnership (the “Borrower”), the lenders party thereto, and ZB, N.A. DBA Amegy Bank, as administrative agent (in such capacity, the “Administrative Agent”) and (b) ratifies, confirms, and acknowledges that its obligations under the Amended and Restated Guaranty Agreement dated as of April 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”; capitalized terms used herein and not specifically defined herein have the meaning provided in the Guaranty) are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by the Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Acknowledgment and Reaffirmation do not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Credit Documents (as defined in the Credit Agreement referred to in the Guaranty).

RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Sixth Amendment Effective Date (as defined in the Sixth Amendment) and are in any way directly or indirectly arising out of or in any way connected to any of the Sixth Amendment, the Credit Agreement, any other Credit Document (including this Acknowledgment and Reaffirmation), or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). Each Guarantor, by execution hereof, hereby acknowledges and agrees that the agreements in this paragraph are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this paragraph. In entering into the agreements set forth in this Acknowledgment and Reaffirmation, the Borrower has consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this paragraph shall survive the termination of this Acknowledgment and Reaffirmation, the Sixth Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.

This Acknowledgment and Reaffirmation shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas without regard to conflicts of laws principles.

THIS ACKNOWLEDGMENT AND REAFFIRMATION AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Reaffirmation to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

HI-CRUSH WYEVILLE LLC
HI-CRUSH CHAMBERS LLC
HI-CRUSH OPERATING LLC
HI-CRUSH RAILROAD LLC
D & I SILICA, LLC.
HI-CRUSH FINANCE CORP.
HI-CRUSH AUGUSTA ACQUISITION CO. LLC
HI-CRUSH AUGUSTA LLC
HI-CRUSH CANADA INC.
HI-CRUSH BLAIR LLC
HI-CRUSH INVESTMENTS INC.
HI-CRUSH LMS LLC
HI-CRUSH PODS LLC

Each By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

Signature Page to Acknowledgment and Reaffirmation